                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     / /  Preliminary Proxy Statement

     / /  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     / /  Definitive Proxy Statement

     / /  Definitive Additional Materials

     /X/  Soliciting Material Under Rule 14a-12

                             THE TOPPS COMPANY, INC.
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                (Name of Registrant as Specified in Its Charter)

                       PEMBRIDGE VALUE OPPORTUNITY FUND LP
                        PEMBRIDGE CAPITAL MANAGEMENT LLC
                       CRESCENDO PARTNERS II L.P. SERIES Y
                          CRESCENDO INVESTMENTS II, LLC
                             CRESCENDO ADVISORS LLC
                                 ERIC ROSENFELD
                                 TIMOTHY E. BROG
                                  ARNAUD AJDLER
                                  JOHN J. JONES
                           TOPPS FULL VALUE COMMITTEE
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     / /  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     / /  Fee paid previously with preliminary materials:

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     / /  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

                                      -2-

         On May 17,  2006,  the Topps Full Value  Committee  (the  "Committee"),
together  with the other  participants  (as defined  below),  made a preliminary filing with the  Securities and Exchange  Commission  ("SEC"),  as  subsequently amended on May 30, 2006 and June 19, 2006, of a proxy statement and accompanying
GOLD  proxy card to be used to solicit  votes for the  election  of its slate of director nominees and certain non-binding  business proposals at the 2006 annual meeting of stockholders (the "2006 Annual Meeting") of The Topps Company,  Inc.,
a Delaware corporation (the "Company").

         Item 1: On June 23, 2006,  the  Committee  issued the  following  press release:

FOR IMMEDIATE RELEASE

Friday, June 23, 2006

                TOPPS FULL VALUE COMMITTEE IS PLEASED THAT TOPPS
                 REVERSED ITS POSITION AND ADOPTED OUR PROPOSALS

                   URGES THE COMPANY TO STOP DISENFRANCHISING
             ITS SHAREHOLDERS AND ANNOUNCE THE DATE, TIME AND PLACE
                OF THE 2006 ANNUAL MEETING WITHOUT FURTHER DELAY

New York, NY, June 23, 2006 - In a notice  delivered to The Topps Company,  Inc.
(NASDAQ - TOPP) ("Topps") on April 28, 2006, the Topps Full Value Committee (the
"Committee")  proposed that  shareholders  vote on the  declassification  of the
Board of Directors and on the right of shareholders  to call a special  meeting.
At first, Topps stated that it was going to rule our proposals out of order when presented  at the 2006 Annual  Meeting.  In a sudden  reversal of its  position,
Topps is now  submitting to  shareholders  our proposals  (although with certain modifications which further entrench the existing Board). The Committee welcomes this reversal and endorses these  proposals.  The Committee  strongly urges that the Board agree that the amendments to the Restated Certificate of Incorporation be treated as non-contested proposals allowing broker non-votes to be counted in favor of these proposals, making their adoption more likely.

"Although we are pleased that the Company decided to adopt our proposals,  it is unfortunate  that the current  Board is using them as a  defensive  tactic in an attempt to sway  shareholders'  votes and further entrench itself," said Timothy
Brog, President of Pembridge Capital Management.

Eric Rosenfeld, President of Crescendo said, "I believe that fresh voices on the
Board of Topps are  necessary  to improve  operations,  capital  allocation  and corporate governance and to focus on increasing  shareholder value. The adoption of our proposals by the Company is just the first of many positive contributions that our nominees will bring to the table."

The Committee also requests that the Company IMMEDIATELY announce the date, time and place of and the record date established for the 2006 Annual Meeting so that
Topps'  shareholders have sufficient time to make a decision,  vote their shares

                                      -3-

and make plans to attend.  We call upon the Board to stop  playing  games and to announce this vital  information  to  shareholders  without  further  delay.  We question whether this is another attempt by the Board and management to entrench themselves at the expense of their own shareholders.

                            IT IS TIME FOR A CHANGE!

                 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

THE TOPPS FULL VALUE COMMITTEE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
("SEC") ON MAY 17, 2006 A  PRELIMINARY  PROXY  STATEMENT AND  ACCOMPANYING  GOLD
PROXY  CARD,  AS  SUBSEQUENTLY  AMENDED,  TO BE USED TO  SOLICIT  VOTES  FOR THE
ELECTION OF ITS SLATE OF DIRECTOR  NOMINEES AND CERTAIN  BUSINESS  PROPOSALS FOR
USE AT THE 2006  ANNUAL  MEETING.  THE  COMMITTEE  STRONGLY  ADVISES  ALL  TOPPS
STOCKHOLDERS  TO READ THE PROXY  STATEMENTS  AND OTHER PROXY  MATERIALS  AS THEY
BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

STOCKHOLDERS  WILL BE ABLE TO OBTAIN  FREE COPIES OF THE PROXY  STATEMENT  FILED
WITH THE SEC BY THE TOPPS FULL VALUE COMMITTEE THROUGH THE WEBSITE MAINTAINED BY
THE SEC AT  WWW.SEC.GOV.  IN  ADDITION,  INVESTORS  WILL BE ABLE TO OBTAIN  FREE
COPIES OF THE PROXY  STATEMENT FROM THE TOPPS FULL VALUE COMMITTEE BY CONTACTING
TIMOTHY BROG,  PEMBRIDGE  CAPITAL,  708 THIRD  AVENUE,  NEW YORK, NY 10017 OR BY
CALLING D.F. KING & CO., INC. AT (800) 628-8532.

THE PARTICIPANTS IN THE PROXY  SOLICITATION ARE PEMBRIDGE VALUE OPPORTUNITY FUND
LP, A DELAWARE LIMITED PARTNERSHIP, PEMBRIDGE CAPITAL MANAGEMENT LLC, A DELAWARE
LIMITED LIABILITY COMPANY,  TIMOTHY E. BROG, CRESCENDO PARTNERS II, L.P., SERIES
Y, A DELAWARE  LIMITED  PARTNERSHIP,  CRESCENDO  INVESTMENTS II, LLC, A DELAWARE
LIMITED LIABILITY COMPANY,  CRESCENDO ADVISORS LLC, A DELAWARE LIMITED LIABILITY
COMPANY, ERIC ROSENFELD, ARNAUD AJDLER AND JOHN J. JONES.
INFORMATION  CONCERNING THE PARTICIPANTS AND THEIR INTERESTS IN THE SOLICITATION
IS SET FORTH IN THE PROXY STATEMENT FILED WITH THE SEC.

                                    * * * * *
Contacts:
Timothy Brog                                 Eric Rosenfeld
Pembridge Value Opportunity fund LP          Crescendo Partners II L.P, Series Y
(212) 557-6150                               (212) 319-7676

                                      -4-